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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 15, 2005
                                                          --------------

                            SI FINANCIAL GROUP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

United States                       0-50801                 84-1655232
-------------                       -------                 ----------
(State or other jurisdiction of     (Commission             (IRS Employer
 incorporation or organization)     File Number)            Identification No.)


803 Main Street, Willimantic, Connecticut                   06226
-----------------------------------------                   -----
(Address of principal executive offices)                    (Zip Code)

                                 (860) 423-4581
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
            ---------------------------------------------

      (a) McGladrey & Pullen, LLP was previously the principal accountants for SI Financial Group, Inc. (the "Company"). On March 15, 2005, the Company dismissed McGladrey & Pullen. The decision to change accountants was approved by the Company's Audit Committee. In connection with the audits of the two fiscal years ended December 31, 2004 and the subsequent interim period through the date of dismissal, there were no disagreements with McGladrey & Pullen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matters of the disagreements in connection with their report. In addition, McGladrey & Pullen's reports on the Company's financial statements for the two fiscal years ended December 31, 2004 contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

            The Company requested that McGladrey & Pullen furnish the Company with a letter, as promptly as possible, addressed to the Securities and Exchange Commission, stating whether it agrees with the statements made in response to Item 304(a) of Securities and Exchange Commission Regulation S-K in this Item 4.01, and if not, stating the respects in which they do not agree. That letter is filed as Exhibit 16.1 to this Report.

      (b) On March 15, 2005, the Company engaged Wolf & Company, P.C. as the Company's principal accountants. For the two fiscal years ended December 31, 2004 and up to the date of the dismissal of McGladrey & Pullen, the Company did not consult Wolf & Company regarding either:
            (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company's financial statements; or (3) any matter that was either the subject of a disagreement with McGladrey & Pullen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a reportable event.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information: Not applicable

      (c)   Exhibits

            Number            Description
            ------            -----------

            16.1 Letter from McGladrey & Pullen, LLP regarding its agreement with the disclosure provided under
                              Item 4.01(a)


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SI FINANCIAL GROUP, INC.


Date:  March 21, 2005                  By: /s/ Brian J. Hull
                                           -------------------------------------
                                           Brian J. Hull
                                           Executive Vice President,
                                           Chief Financial Officer and Treasurer